UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2005

MAYOR’S JEWELERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-9647	59-2290953

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14051 Northwest 14th Street, Suite 200
Sunrise, Florida 33323
(Address of Principal Executive Offices)

954-846-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

     On February 1, 2005, the Board of Directors of Mayor’s Jewelers, Inc. (the “Company) approved a one-time additional cash payment of $10,000 to the Chairman of the Audit Committee and $5,000 to each of the other members of the Audit Committee for the extraordinary time, effort and services rendered in connection with the recent review of the Company’s accounting treatment of certain warrants issued to Henry Birks & Sons Inc. (“Birks”) that were later assigned to certain Birks employees who were, or later became, employees of the Company or provided services to the Company, and the concurrent restatement of prior financial statements issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYOR’S JEWELERS, INC.
	By:	/s/ Marc Weinstein
		Name:	Marc Weinstein
Dated: February 4, 2005		Title:	Senior Vice President and Chief Administrative Officer

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